Rule 497(e)
File Nos. 333-70963 and 811-09201

Executive Benefit VUL - Prospectus
Executive Benefit VUL II - Prospectus

An individual flexible premium variable universal life insurance policy
Issued by
Great-West Life & Annuity Insurance Company

Supplement dated March 20, 2017
to the Prospectus dated April 22, 2016

This Supplement amends certain information contained in the Prospectus dated April 22, 2016.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Liquidation:
The Board of Trustees of the JPMorgan Insurance Trust has approved the liquidation of the JPMorgan Intrepid Mid Cap Portfolio (the “Liquidated Fund”) on or about April 20, 2017 (the “Liquidation Date”). Contract Owners may transfer assets out of the Sub-Account for the Liquidated Fund at any time prior to the Liquidation Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business April 18, 2017, the Liquidated Fund will close to new investors and new contributions. Effective as of the close of business April 20, 2017, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Great-West Government Money Market Fund, and existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Liquidated Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact us immediately at (888) 353-2654 to make alternate arrangements. If you fail to make alternate arrangements by April 20, 2017, any allocations made to the Sub-Account for the Liquidated Fund will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

Portfolio Closures:
Effective May 1, 2017, the following Portfolios (the “Closed Portfolios”) will close to new investors and new Contributions:
Deutsche Small Mid Cap Value VIP - Class A
Goldman Sachs VIT Mid Cap Value Fund - Institutional Class
Great-West Aggressive Profile I Fund - Initial Class
Great-West Conservative Profile I Fund - Initial Class
Great-West Moderately Aggressive Profile I Fund - Initial Class
Great-West Moderately Conservative Profile I Fund - Initial Class
Great-West Moderate Profile I Fund - Initial Class
Lord Abbett Series Developing Growth Portfolio - Class VC
Royce Capital Micro-Cap Portfolio - Service Class

Effective May 1, 2017, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Closed Portfolios. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Closed Portfolios should contact us immediately at (888) 353-2654 to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2017, any allocations made to the Sub-Accounts for the Closed Portfolios will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

If you have any questions regarding this Supplement, please call us toll free (888) 353-2654.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.